Exhibit 99.1

©2024 Zura Bio Ltd. Nasdaq Ticker: ZURA Building the Next Immunology Leader March 2024

©2024 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio’s recent filings with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Zura Bio’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against Zura Bio; (2) volatility in the price of Zura Bio’s securities; (3) the ability of Zura Bio to successfully conduct research and development activities, grow and manage growth profitably, maintain relationships with customers and suppliers, and retain key employees; (4) costs related to financing transactions and the ongoing costs relating to operating as a public company; (5) changes in the applicable laws or regulations; (6) the possibility that Zura Bio may be adversely affected by other economic, business, and/or competitive factors; (7) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates; (8) the impact of the global COVID-19 pandemic; (9) the potential inability of Zura Bio to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (10) the enforceability of Zura Bio’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (11) other risks and uncertainties described in the Registration Statement and such other documents filed by Zura Bio from time to time with the SEC. These risks and uncertainties may be amplified by the COVID-19 pandemic or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that it will achieve its expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

In the beginning.....

zurabio

Nasdaq: ZURA



Nasdaq
Began trading on Nasdaq under "ZURA" ticker
March 2023
Lilly
tibulizumab in-licensed from Eli Lilly and Company and PIPE announced
April 2023
Inclusion into the Russell 2000® and 3000® Indexes
$80M PIPE closed
June 2023
Entered into sponsored research agreement with Benaroya Research Institute
September 2023
Arnout Ploos van Amstel joined Board
December 2023
January 2024
Rob Lisicki and Dr. Kiran Nistala joined Zura Bio Executive Leadership
2023
2024
15 employees globally
US Headquarter
Experienced Team
Coverage by 5 Analysts*

(*) COVERING ANALYSTS (as of Mar 2024): Daniil Gataulin, PhD, *Chardan*; Yatin Suneja, *Guggenheim Securities*; Aydin Huseynov, MD, CFA, *Ladenburg Thalmann & Co. Inc.*; Jeff Jones, PhD, *Oppenheimer*; Steven Seedhouse, PhD, *Raymond James*

©2024 Zura Bio Ltd.
3

Building an Immunology Company at Scale

zurabio
Nasdaq: ZURA


Valuation
Multiple high-quality clinical stage assets with broad utility
Establish core foundation for business and its operations
Strongly aligned board, management, and investors
Committed capital through 2026
01
Baseline
Expert leadership progressing clinical pipeline through Phase 2 into Phase 3
Emergence of global footprint and infrastructure
Growth through internal and external opportunities
02
Execution
Achieving scale through a deep pipeline spanning Phase 1, 2 & 3
Fully integrated global infrastructure with commercial ramp up
Value recognition of business development and capital markets strategy
03
Scale
$10 Billion+
Potential future valuation
Time

©2024 Zura Bio Ltd. | 4

©2024 Zura Bio Ltd. 5 Engineering for the promise of a better tomorrow Zura Assets Rheumatology systemic sclerosis, Sjögren's syndrome, lupus, rheumatoid arthritis Respiratory chronic obstructive pulmonary disease, asthma Dermatology alopecia areata, hidradenitis suppurativa, atopic dermatitis Validated dual-biology pathways Created by IYIKON from the Noun Project Three novel clinical stage assets Created by IYIKON from the Noun Project Tibulizumab is Zura’s lead asset and a key value driver in rheumatology, clinical trial expected to initiate in SSc in 2024 Created by IYIKON from the Noun Project ZB-168 and torudokimab have potential in Created by IYIKON from the Noun Project respiratory and dermatology Nasdaq: ZURA

©2024 Zura Bio Ltd. OUR NOVEL BI-SPECIFIC APPROACH ASPIRES TO LEAVE NO PATIENT BEHIND 6 OUR STRATEGY TARGET ASSET CLINICAL PLAN Potential for paradigm shifting antibody treatment IL-17 & BAFF * Tibulizumab (ZB-106) 2024 Phase 2 Initiation in SSc Integrating two validated mechanisms in disease indications, where each has demonstrated individual efficacy IL-7R & TSLP ZB-168 2024 Phase 2 Planning IL-33 & RAGE Torudokimab (ZB-880) CMC completion to prepare for future Phase 2 (*) lead program targeting high area of un-met need Nasdaq: ZURA

Function Follows Form

zurabio
Nasdaq: ZURA

tibulizumab
ZB-106

Dual - Antagonist



Anti-BAFF
Anti-IL-17A
Anti-BAFF

Combines validated IL-17 and BAFF inhibitors

SAD / MAD complete

Favorable PK / PD profile

Anticipate QM dosing

78 patients dosed

ZB - 168



IL-7Rα
IL-7
γc
IL-7Rα
JAK1
JAK3
STAT5
STAT3
STAT1
TSLP
IL-7Rα
TSLPR
JAK2
JAK1
STAT5

Dual IL-7R & TSLP pathway

SAD / MAD complete

Potency advantages relative to other IL-7 & TSLP in development

Multiple P2 external read-outs in 2024

93 patients dosed

torudokimab
ZB-880



Epithelial Damage
IL- 33 RED
torudokimab
IL- 33 OX
ST2 pathway
ST2 receptor independent pathway
IL- 1RAP
ST2
RAGE
EGFR
Inflammation
Epithelial remodeling

Dual pathway approach with IL-33 & RAGE

SAD / MAD complete

Potency advantages relative to other IL-33 agents in development

244 patients dosed

Sources: Zura CSRs and Internal Data

©2024 Zura Bio Ltd.
7

©2024 Zura Bio Ltd. Potential First-in-Class, Dual Antagonist Combining tabalumab and TALTZ® systemic sclerosis (SSc) tibulizumab ZB-106 Anti-BAFF x IL-17

Systemic sclerosis, a rare and life-threatening disease

zurabio
tibulizumab | ZB-106 | SSc

~200,000
People with SSc in US, EU and Japan[1]

40 – 60%
Mortality in 10 years[2]

0
SSc specific drugs approved*

2
Drugs approved for SSc-ILD only

0
Competing IL-17 + BAFF inhibitors in SSc development

UP REGULATION OF IL-17 AND BAFF


Anti-fibrotic effects
Pro-fibrotic effects
IL-17A
IL-17A
Th17 cells
γδ T cells
ILC3
NK Cells
B lymphocytes
IL-17RA
α1-collagen
CTGF
αSMA
EMT
TGFβ
ECM degradation
IL-17
TGFβ-R
CCL2/CCL8
MMP
IL-17
IL-1β
IL-6
TGFβ
Fibroblast
Collagen
EMT
Adhesion molecules
Activating autoantibodies
Plasma cells
IL-17

LEADS TO FIBROSIS IN MULTIPLE ORGANS


Other organs
Lung
Skin

SYNERGY IN DUAL-BIOLOGY TREATMENT[6]


Isotype control
Anti-BAFF
Anti-IL17
Anti-BAFF + Anti-IL17
Cumulative disease score
7.5
5.0
2.5
0.0
20
30
40
50
Day
Anti-BAFF
+ Anti-IL-17

IMPACT TO LUNG AND SKIN



Sources: Medscape, BMJ best practice [1] Health Advanced, LLC; Lenabasum Commercial Market Assessment. [2] Tyndall et al, 2010 [3] Bergamasco, A. et al., Clin Epidemiol. 2019 Apr 18;11:257-273 [4] Zura Bio internal analysis and benchmarking, [5] Internal assumption based on demand research and rare disease analogues. [6] Zura Internal Data, IND Briefing.

(*) no effective treatment exists that combats the disease across organ systems

©2024 Zura Bio Ltd.
9

One is good, two could be better

zurabio
tibulizumab | ZB-106 | SSc

Role of IL-17 in SSc


TGF-α
IL-6
IL-1β
+
-
-
Tregs
RORγt
Th17 cells
natural killer cells
NK T cells
Type 3 innate lymphoid cells (ILC)
IL-17A/A
IL-17A/F
IL-17F/F
CXCL1
CXCL2
CXCL5
CXCL8
neutrophils
+
IL-17RA
IL-17RC
SEFIR
TRAF6
Act1
NFKB pathways
MAPK pathways
+
TNF-α
IL-1β
IL-22
IFN-γ
GM-CSF
IL-6
IL-8
epithelial cells
endothelial cells
fibroblasts

IL-17 known to play key role in the fibrotic process of various organs like lung, kidney, heart and skin

Th17 cell–derived IL-17 was significantly higher in the skin and serum of SSc patients [2]

Role of BAFF in SSc


BAFF
Regulatory B cell
Effector B cell
Inhibit
Promote
IL-10
IL-6
Scleroderma

SSc patients have B cell abnormalities characterized by chronic hyper-reactivity of memory B cells [4]

BAFF and auto-antibodies are key biomarkers in SSc [5,6]

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Yang, Xiaoqin, et al. Arthritis Research Therapy, doi:10.1186/ar4430. [3] Ebata, Satoshi, et al. The Lancet Rheumatology, doi:10.1016/s2665-9913(21)00107-7. [4] Sato, Shinichi, et al. Molecular Immunology, doi:10.1016/j.molimm.2004.06.025. [5] Senécal, Jean-Luc, et al. Journal of Scleroderma and Related Disorders, doi:10.1177/2397198319870667. [6] Sato, Shinichi,, et al. The Journal of Immunology, doi:10.4049/jimmunol.165.11.6635. [7] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

©2024 Zura Bio Ltd. 10

Tibulizumab: A Four-Headed Hammer with Dual Ligand Knockout Mechanism

tibulizumab | ZB-106 | SSc


IL23/IL17
Stromal Cells
CXCL13
TLS
T1-IFN
BAFF
B Cell
GC
Plasma Cell
CXCR5+T Cell


Dual Antagonist
"Four-Headed Hammer"
Anti-BAFF
Anti-BAFF
Anti-IL-17A

Tibulizumab **does not require dual target engagement** to achieve biological activity, it is a single agent combination of two independently acting bivalent antagonist moieties.

In this respect, it can be thought of as a **"four-headed-hammer"** that can simultaneously knock out two distinct soluble ligands

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Yang, Xiaoqin, et al. Arthritis Research Therapy, doi:10.1186/ar4430. [3] Ebata, Satoshi, et al. The Lancet Rheumatology, doi:10.1016/s2665-9913(21)00107-7. [4] Sato, Shinichi, et al. Molecular Immunology, doi:10.1016/j.molimm.2004.06.025. [5] Senécal, Jean-Luc, et al. Journal of Scleroderma and Related Disorders, doi:10.1177/2397198319870667. [6] Sato, Shinichi,, et al. The Journal of Immunology, doi:10.4049/jimmunol.165.11.6635. [7] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

©2024 Zura Bio Ltd. 11

©2024 Zura Bio Ltd. Synergy through science 12 Sources: Zura Internal Data, IND Briefing Isotype control Anti-BAFF Anti-IL 17 Anti-BAFF + Anti-IL 17 Anti-BAFF + Anti-IL-17 7.5 5.0 2.5 0.0 20 30 40 50 Day Cumulative disease score Anti-BAFF + Anti-IL 17 Histology score 70 60 * * * * * Anti-BAFF + Anti-IL 17 Isotype control Anti-BAFF Anti-IL 17 50 40 30 20 10 0 * 25 * 20 15 10 5 0 Isotype control Anti-BAFF Anti-IL 17 ns Anti- collagen antibody (mg/ml) RA is a prototypic autoimmune disease where individually targeting IL-17-mediated inflammation or depleting B cells has been clinically validated The collagen-induced arthritis (CIA) murine model is similarly characterized by increased IL-17 production and B cells that drive disease pathogenesis Surrogate antibodies were used to evaluate whether neutralization of IL-17 and BAFF was superior to targeting individual pathways Dual Biology Blockade of IL-17A and BAFF reduced: Disease severity Anti-collagen antibodies Inflammation in the hind paw (histology score) Mice were injected with anti-IL-17A and/or anti-BAFF on days 22, 29, and 36 tibulizumab | ZB-106 | SSc

We believe we're on to something special

Treatment Landscape

tibulizumab | ZB-106 | SSc

Unique attributes of a tetravalent bispecific antibody

- Tibulizumab neutralizes IL-17A or BAFF regardless of whether the other binding sites are occupied
- Tibulizumab binds in the same way as TALTZ® and tabalumab with the same number of binding sites
- Activity is mediated through direct target engagement and not ADCC
- $t_{1/2}$ is 26.9 days

Tibulizumab is an IgG-scFv engineered by the fusion of ixekizumab (TALTZ®) and tabalumab [1, 2, 3]


Monoclonal Antibodies
Anti-BAFF
Anti-IL-17A
Bi-Specific Antibody
Anti-IL-17A
Anti-BAFF
Dual-Antagonist
Anti-BAFF
Anti-IL-17A
Anti-IL-17A
Anti-BAFF

Tibulizumab inhibits BAFF-mediated proliferation in T1165 cells in an IL-17 independent manner [3]


100
80
60
40
20
0
-20
-40
%Inhibitions
Tabalumab
ZB-106
0.01
0.1
1
[Antibody] pM
ZB-106
tabalumab
ZB-106 + IL- 17A
tabalumab + IL- 17A

Tibulizumab inhibits IL-17 mediated CXCL1 in epithelial cells in a BAFF independent manner [3]


120
100
80
60
40
20
0
-20
-40
%Inhibition CXCL1
ZB-106
TALTZ®
1
10
100
1000
10000
100000
[Antibody] pM
ZB-106
TALTZ®
ZB-106 + BAFF
TALTZ® + BAFF

Sources: [1] Liu, Ling, et al. Journal of Inflammation Research, doi:10.2147/jir.s100940. [2] Manetta, Joseph et al. Journal of Inflammation Research, doi:10.2147/jir.s67751. [3] Benschop, Robert J., et al. mAbs, doi:10.1080/19420862.2019.1624463.

©2024 Zura Bio Ltd.
13

Tibulizumab targets the combination of two clinically validated pathways for SSc zurabio
tibulizumab | ZB-106 | SSc

Brodalumab
IL-17 receptor antagonist

- Achieved 1° endpoint of treatment difference of least square mean: (−21.2 [95% CI -3.9, -18.5]; P<0.001), in mRSS and 2° endpoint of improved FVC, both at 24 weeks [1]
- Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns

CLINICAL PRECEDENT
Phase 3 brodalumab study


mRSS
Δ mRSS (units)
0
-10
-20
+ 4.4
- 16.8
Δ -21.2 units
Placebo (n=47)
Brodalumab (n=47)


FVC (% predicted)
Δ FVC (% Predicted)
0
-2
-4
-6
+ 0.2
- 5.0
Δ +5.2%
Placebo (n=47)
Brodalumab (n=47)

Belimumab
BAFF antagonist

- 52-week, investigator initiated, single center, double blind, placebo-controlled pilot study in 20 participants with dcSSC on MMF
- Both treatment groups experienced improvements in mRSS favoring belimumab (-10 vs -3; p=NS)
- All secondary endpoints favored belimumab with statistical significance in 2 endpoints: SHAQ DI and VAS Raynaud's phenomenon

CLINICAL PRECEDENT
Phase 2 belimumab IIT study (52 weeks)


mRSS
Δ mRSS (units)
0
-5
-10
-3.0
-10.0
Δ -7.0 units
Placebo (n=9)
Belimumab (n=9)


FVC (% predicted)
Δ FVC (% Predicted)
5
0
-5
Δ +7.0%
+ 5.0
-2.0
Placebo (n=9)
Belimumab (n=9)

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

©2024 Zura Bio Ltd. 14

Phase 2 SSc Trial Design*

zurabio
tibulizumab | ZB-106 | SSc

PART A: RANDOMIZED TRIAL (mRSS)

R → TIBULIZUMAB DOSE LEVEL 1
R → PLACEBO

EFFICACY PERIOD (24 WEEKS)

♦ Potential trigger for pivotal study

PART B: OPEN LABEL EXTENSION (FVC)

E → TIBULIZUMAB DOSE LEVEL 1

EFFICACY PERIOD (24 WEEKS)

KEY EFFICACY ENDPOINTS

- mRSS- primary
- HAQ-DI (Function)
- Clinician Global
- Patient Global
- FVC
- Modified CRISS (Ph3 endpoint)

KEY INCLUSION CRITERIA

- Diffuse cutaneous SSc
- mRSS 10-29
- First symptoms of sclerosis other than RP within 5 years
- Evidence of recent disease progression*
- HAQ-DI >0.25
- Stable background therapy, including MMF

(*) Trial design is subject to change due to factors such as regulatory feedback

©2024 Zura Bio Ltd. 15

Additional Indications Under Consideration

zurabio
tibulizumab | ZB-106 | SSc


BAFF*
IL-17*
tibulizumab
Anti BAFF x IL-17
tabalumab
Anti-BAFF Ab
TALTZ®
Anti-IL-17 scFv

Clinical Validation

		BAFF pathway	IL-17 pathway
Rheumatology	systemic sclerosis [1]	✓	✓
	Sjögren's syndrome [1]	✓	
	systemic lupus erythematosus [1]	✓	
	rheumatoid arthritis [1]		✓
Dermatology	hidradenitis suppurativa [1]		✓

Sources: [1] ClinicalTrials.gov

©2024 Zura Bio Ltd. 16

©2024 Zura Bio Ltd. Product Candidates ZB-168 & torudokimab

ZB-168, potent molecule with validated pathway

zurabio
ZB-168

ZB-168: IL-7R / TSLP


IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1
STAT5
STAT3
STAT1
STAT5

Dosing to date [1]

93 Participants Dosed

- **60** Participants with **single dose**
- **33** Participants with **multiple doses up to 12 weeks**

ZB-168 is nearly **10-fold** more potent than AZ/AMG's tezepelumab, and tezepelumab does not inhibit IL-7 signaling

ZB-168 is **>300-fold** more potent than Q32Bio's bempikibart in TSLP-induced markers, but similar in IL-7-induced pSTA5 [5]

Potency

	UPB-101 (α-TSLPR) α-TSLPR mAb	**tezepelumab (TSLP)** TSLP mAb	**bempikibart (IL-7Rα)** IL-7Rα mAb	**ZB-168 (IL-7Rα)** IL-7Rα mAb
TSLP Induced Signals	16.1 ng / ml / 0.1nM (CCL17)[4]	67 ng / ml / 0.44nM (CCL17)[4]	24 nM (CCL2)[5]	7.5 ng / ml / 0.05nM (CCL17)[2] 11 ng / ml / 0.07nM (CCL22)[2] 0.08 nM (CCL2)[5]
IL-7 Induced Signals	*Neg*	*Neg*	0.6 nM (IL-7 at 0.25ng/ml)[5] 2.1 nM (IL-7 at 2.5ng/ml)[5]	0.46nM (pSTAT5)[3]

Sources: [1] IB and CSR. [2] Zura Internal Data. [3] Herold, Kevan C., et al. JCI Insight, doi:10.1172/jci.insight.126054. [4] Numazaki, Mako, et al. Journal of Pharmacology and Experimental Therapeutics, doi:10.1124/jpet.121.000686. [5] Yamniuk, Aaron P., et al. Antibodies against Il-7r Alpha Subunit and Uses Thereof. 18 May 2021.

©2024 Zura Bio Ltd. 18

©2024 Zura Bio Ltd. Torudokimab: a potent molecule with a validated pathway 19 Inhibition of IL-33 blocks both ST2 and RAGE is signaling 4 Well tolerated in ph1 and ph2 trials conducted by Eli Lilly 2 141 health volunteers in ph1 study Analyses confirmed key biomarker reduction (IL-13, periostin and CCL17/TARC) and no ADA impact 3 Potential utility in diseases driven by epithelial information 1 103 participants with moderate to severe atopic dermatitis in Phase 2 The lower kd value for torudokimab suggests tighter binding to its target, implying higher specificity and potentially superior therapeutic efficacy. 0 25 50 75 100 125 150 175 200 225 250 Torudokimab Etokimab Itepekimab 39 112 215 kd (pM) IL- 33 RED IL- 33 OX RAGE EGFR ST2 receptor independent pathway Epithelial remodeling IL- 1RAP ST2 Inflammation ST2 pathway Epithelial damage torudokimab Mechanism of Action Dosing to date 2 Potency Torudokimab: IL-33 / RAGE torudokimab | ZB-880 Sources: 1. Cohen et al. 2015 Nature, 2. https://clinicaltrials.gov/ct2/show/NCT03913260; https://clinicaltrials.gov/ct2/show/NCT03343587; https://clinicaltrials.gov/ct2/show/NCT03831191, Section 6.1, DSUR for period 23-Sep-2019 to 22- Sep-2020, 3. doi.org/10.1111/bjd.21631 4. Okragly et al Journal of Inflammation Research 2021:14 3823–3835, 5.. doi:10.1056/NEJMoa2024257

Key External Catalysts Through 1H-2025

zurabio

Nasdaq: ZURA

2024 ZB-168 External Catalyst

2025 Torudokimab External Catalyst

2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025 Q1	2025 Q2

(1Q/2Q-2024)
Topline Ph2 in UC
OSE Immunotherapeutics , OSE-127

(1Q/2Q-2024)
Topline Ph2 in COPD
Astra Zeneca / Amgen, tezepelumab

(3Q-2024)
Topline Ph3 in Asthma (reducing corticosteroid)
Astra Zeneca / Amgen, tezepelumab

(4Q-2024)
Topline in Ph2 in AD
Q32 Bio, bempikibart

(4Q-2024)
Topline in Ph2 in AA
Q32 Bio, bempikibart

(2Q-2025)
Ph3 in COPD
Sanofi/Regeneron, itepekimab

Sources: ClinicalTrial.gov, Company Press Release
Abbreviations: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; HS, hidradenitis suppurativa, PsA, psoriatic arthritis; SLE, systemic lupus erythematosus; UC, ulcerative colitis

©2024 Zura Bio Ltd.
20

Nasdaq Ticker: ZURA 2024 Key Objectives: On time clinical trial execution Build leadership team with specific expertise Translational excellence & validating external clinical readouts

©2024 Zura Bio Ltd. 22 Experienced management team with proven ability to successfully execute and build a leading market position Board of Directors Executive Team Amit Munshi Arnout Ploos van Amstel Jennifer Jarrett Neil Graham, M.D. Parvinder Thiara Sandeep Kulkarni, M.D. Someit Sidhu, M.D. Steve Schoch Chairman Independent Director Independent Director Independent Director Independent Director Independent Director Director Independent Director Mike Howell Ph.D. Chief Scientific Officer and Head of Translational Medicine Kim Davis Chief Legal Officer Kiran Nistala M.D., Ph.D. Chief Medical Officer and Head of Development Gary Whale Ph.D. Chief Technology Officer Someit Sidhu M.D. Founder, Chief Executive Officer and Director Verender Badial Chief Financial Officer Robert Lisicki President and Chief Operating Officer Nasdaq: ZURA